Exhibit 99.1

Blucora Announces Departure of CEO John Clendening

Company anticipates naming a new CEO by end of January

Company has established the Office of the CEO to lead the Company and report to Oversight Committee of the Board of Directors prior to its new CEO joining

IRVING, Texas, January 16, 2020 – Blucora, Inc. (NASDAQ: BCOR), a leading provider of tax-smart financial solutions that empower people’s goals, today announced that President and Chief Executive Officer John Clendening has departed his roles as executive and member of the Board of Directors. The Company anticipates announcing a new CEO by the end of January 2020.

“I’m proud of all that our team has accomplished and the significant value it has delivered for customers, advisors and shareholders during the past four years,” Clendening said. “Our results speak for themselves, with significant improvement in our financial performance. The markets have recognized this progress, with the stock increasing in value by nearly 400% from less than $5 to yesterday’s close. Blucora has an exciting vision and the team to deliver results. I wish nothing but the very best for the Company, its employees and its customers, and I’ll always be grateful for my time leading the firm.”

To ensure a smooth transition for the Company and its employees, advisors and customers, Blucora has established an interim Office of the CEO, comprised of Executive Leadership Team members Enrique Vasquez, Curtis Campbell, Todd Mackay and Ann Bruder, which will lead the company and report to an Oversight Committee of the Company’s Board of Directors. Vasquez will continue to oversee the wealth management business, and Campbell will continue to oversee the TaxAct business as it drives toward another successful tax season. Mackay will oversee the closing of the HK Financial Services (HKFS) acquisition, as well as spearhead the operational improvements of Avantax Wealth Management (AWM) and continue to lead business operations, and Bruder will oversee certain administrative and staff functions during the interim period.

The departure resulted from differences in views on the scope of Mr. Clendening’s authority as CEO. Blucora’s financial position and cash flows are strong, and the decision was unrelated to Blucora’s business performance, strategic vision, goals, financial reporting or internal controls.

“Blucora remains poised for its next phase of growth and success. We are committed to our incredibly talented executive leadership team and employees during this brief transition period, as we continue to provide the best products, solutions and support to our advisors and customers,” said Georganne Proctor, Chairman of Blucora’s Board. “On behalf of the Board, we have identified the right leader, who we are in the process of bringing aboard and anticipate naming by the end of January. By establishing the Office of the CEO, along with Board oversight, our already strong leadership teams will have the executive and Board guidance and support needed to continue to run our businesses effectively and execute our strategic priorities prior to the new CEO joining Blucora.”

“We have a strong executive leadership team in place,” said Proctor. “The Office of the CEO will provide a steady helm during this interim period. Enrique Vasquez, President of Avantax Wealth Management, is an accomplished senior executive with more than 25 years of wealth management and financial services experience, including tax-focused wealth management, and will provide strong leadership to the business. Curtis Campbell, President of Tax Act, has brought a depth of experience to the helm of TaxAct, which he is guiding through the current tax season while remaining focused on longer-term objectives. Todd Mackay, the Company’s Chief Business Development and Operations Officer, is a strong leader with deep company experience who has spearheaded the acquisition of HK Financial Services and will play a critical role in planning for the successful closing, integration and execution of the strategy for HKFS, which we believe will contribute significant additional value for customers, advisors and shareholders. He will also continue his focus on improving the execution of continued operational improvement across the organization. Ann Bruder is an experienced Chief Legal Officer and leader, having been a Chief Legal and Administrative Officer at a number of public companies over the past 17 years, who will provide a steady hand during the interim period.”

“Finally, once the new CEO is in place, we expect the Company to be well positioned to complete the selection of a new Chief Financial Officer in the near term,” Proctor continued. “The Company has a talented team and strong market and financial positioning. I am confident that Blucora has a solid foundation upon which to achieve the future, significant growth opportunities.”

Over the past four years, Blucora has demonstrated healthy financial performance, while strengthening its balance sheet and leadership team, successfully completing the acquisition and integration of 1st Global, and on Jan. 7 announcing the planned acquisition of HKFS, which is expected to complement Blucora’s existing businesses and provide new opportunities for growth and value creation.

The company anticipates reporting fourth quarter and full-year 2019 earnings results in mid-February. At that time the company will also provide its typical tax season update. The company’s current tax preparation outlook for first half 2020 remains unchanged from its prior outlook of segment margin in the range of 56.7% to 57.7% on revenue growth in the 3%-5% range vs. the comparable prior-year period.

Conference Call

The company will hold a conference call for stockholders and analysts today, January 16, 2020, at 8:30a.m. EST. To access the conference call, please dial (973) 200-3360. The conference call will also be webcast simultaneously on our website at www.blucora.com. A replay of the call will also be available following the live webcast. The webcast replay will be available until April 17, 2020.

About Blucora®

Blucora, Inc. (NASDAQ: BCOR) is on the forefront of financial technology, pioneering tax-smart financial solutions that empower people’s goals. Blucora operates in two segments including wealth management, through its Avantax Wealth Management business (formerly operating under the HD Vest and 1st Global brands), the No. 1 tax-focused broker-dealer, with $68 billion in total client assets as of September 30, 2019, and tax preparation, through its TaxAct business, the No. 3 tax preparation software by market share with approximately 3 million consumer and professional users. With integrated tax and wealth management, Blucora is uniquely positioned to provide better long-term outcomes for customers with holistic, tax-advantaged solutions. For more information on Blucora, visit www.blucora.com.

Contact:

Bill Michalek

Blucora Investor Relations

(972) 870-6463

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: our ability to effectively implement our future business plans and growth strategy; our ability to effectively compete within our industry; our ability to attract and retain customers; our ability to realize all of the anticipated benefits of acquisitions; the availability of financing and our ability to meet our current and future debt service obligations and comply with our debt covenants; our ability to generate strong investment performance for our customers and the impact of the financial markets on our customers’ portfolios; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries; our ability to attract and retain productive financial advisors; our ability to successfully make technology enhancements and introduce new and improve on existing products and services; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; our ability to manage leadership and employee transitions; risks related to goodwill and other intangible asset impairment; our ability to comply with regulations (or interpretations thereof) applicable to the wealth management and tax preparation industries, including increased costs associated with or reductions in revenue resulting from new or changing regulations or interpretations of existing regulations; risks associated with our business being subject to enhanced regulatory scrutiny; our ability to comply with laws and regulations regarding privacy and protection of data; our expectations concerning the benefits that may be derived from our clearing platform and our investment advisory platform; cybersecurity risks; our ability to maintain our relationships with third party partners; the seasonality of our business; litigation risks; our ability to attract and retain qualified employees; our assessments and estimates that determine our effective tax rate; the impact of new or changing tax legislation; our ability to develop, establish and maintain strong brands; our ability to protect our intellectual property; and our ability to effectively integrate other companies or assets that we may acquire.

A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this release, except as may be required by law.